UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07061)

Exact name of registrant as specified in charter: Putnam Capital Appreciation Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2008

Date of reporting period:June 1, 2007 — November 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Appreciation Fund

11|30|07

Semiannual Report

PUTNAM
INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Capital
Appreciation
Fund

11| 30| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	57

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

As we look toward the new year, we note that 2007 was marked by heightened market turbulence. Stock market indexes in the United States reached new highs in July and again in October, but volatility was the norm rather than the exception. Business losses related to the subprime mortgage sector were farther-reaching and more acute than many observers had predicted, and the market’s daily fluctuations were understandably unsettling. Putnam’s bond funds generally provided sources of stability and income to investors’ portfolios in spite of these difficulties, while international funds posted continued strong gains. Importantly, the U.S. economy registered some of the strongest growth of this business expansion in the spring and summer months, creating a cushion that, along with timely action by the Federal Reserve, should help to support moderate economic growth in 2008. Although the events of the past year have tested the mettle of long-term investors, they also help us to understand the importance of certain time-tested principles: the wisdom of a long-term perspective, the power of stocks to achieve capital growth over long periods, and the benefits of diversification across asset classes.

We are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the firm has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Capital Appreciation Fund:
Seeking overlooked, underpriced companies

At any given time, financial market conditions may favor one type of stock over another. For example, the market may favor growth stocks — stocks of companies with potential for rapid growth. At other times, the market may favor value stocks —those whose prices are low relative to the company’s long-term potential. A key advantage of Putnam Capital Appreciation Fund is that it invests in both types of stocks, which means the fund’s management team can seek opportunities in any market environment. In addition, the fund can invest in stocks across a wide range of industries and in companies of all sizes.

The fund’s management team believes that every company, regardless of its size, products, services, or industry, has an underlying long-term business worth. It is determined by analyzing a number of factors, including the company’s long-term growth potential. A stock’s price, however, may or may not accurately reflect the company’s underlying worth. Often, investors will underestimate the ability of successful companies to maintain their long-term competitive advantages. Short-term setbacks also can cause a company’s stock price to decline below its long-term worth. The fund’s management team searches for these market “inefficiencies,” identifying undervalued stocks and holding them in the portfolio until their prices more closely reflect the company’s true worth. To gain a better understanding of companies and stocks, the team combines two types of analysis: fundamental analysis of a company’s results to forecast its future direction, and quantitative analysis of a company’s historical results.

With its ability to invest in stocks of companies at all capitalization levels, and across a broad range of industries, Putnam Capital Appreciation Fund may be suitable for investors who are seeking growth through a well-diversified stock portfolio.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth stock analysis:
Evaluate the future and
understand the past

Drawing on the expertise of dedicated stock analysts, the fund’s management team seeks stocks that are believed to be worth more than their current prices indicate.

In conducting research, the team uses both quantitative and fundamental analysis. While many research organizations emphasize just one approach, Putnam analysts look for companies that score well using both measures. They also dig behind the numbers to try to get a better understanding of each company’s competitive advantages and weaknesses.

The thoroughness of this process enables the fund’s managers to have greater conviction when their views differ from the market. Once a stock is selected for the portfolio, it is regularly assessed by the team to ensure that it continues to meet their criteria.

Performance snapshot

Putnam Capital
Appreciation Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge; had they, returns would have been lower. See pages 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.  A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We regret to report a 13.26% loss for your fund’s class A shares at net asset value for the first half of its fiscal year. For the six months ended November 30, 2007, the fund’s performance also lagged that of its benchmark, the Russell 3000 Index, and the average return for funds in its Lipper peer group, Multi-Cap Core Funds.

This disappointing relative and absolute performance was due in large part to declines in the financial stocks we held in the fund’s portfolio. These stocks were initially affected by problems in the subprime mortgage market, and were hurt further as a result of mounting problems in the credit markets. Despite the difficult market environment, we maintained our disciplined focus on investing in companies that we believe have the potential to provide capital appreciation over the long term. This includes stocks in the financial sector, which we believe were punished too severely, given their long-term competitive positioning and growth opportunities.

Market overview

Although declines in the broad stock market were relatively modest for the six months ended November 30, 2007, it was a turbulent period for investors. The dominant theme was a wave of anxiety in response to a rising number of subprime mortgage foreclosures. Subprime mortgages are loans made to borrowers with weak credit histories.

Stocks in the financial sector were hit particularly hard, and market volatility increased as investors grew more concerned about weakness spreading to other sectors and to the overall economy. Banks became reluctant to lend to each other because of uncertainty over their own losses and the losses on the books of banks to whom they would lend.

Beginning in the fall, the Federal Reserve (the Fed) took steps to restore calm by lowering key interest rates. After a swift and sharp decline in August, stocks recovered, but then remained quite volatile throughout the final months of the period.

Strategy overview

In managing your fund’s portfolio, we have maintained our bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies whose stocks appear to be mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate.

The fund is managed in a “blend” investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in a wide range of companies. It can invest in companies that are growing rapidly and seem to have the potential to continue growing (typically classified as “growth” stocks), as well as out-of-favor companies that are undergoing changes that may improve their earnings and growth potential (usually considered “value” stocks). In either case, we look for companies whose stock prices are currently low relative to our assessment of the company’s earnings and growth potential.

We find that, typically, stocks become attractively valued when the market underestimates the ability of good companies to maintain their returns and growth rates, or when the market overreacts to short-term events. We believe that if we focus on cash flows and valuations, maintain a diversified portfolio, and remain willing to buy and hold controversial stocks that we think are temporarily out of favor, the fund can profit from mispricings in the market.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 11/30/07. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

Your fund’s holdings

The rise in mortgage foreclosures took its biggest toll on stocks in the financial sector, particularly mortgage-related companies. Within the fund’s portfolio, the stocks of mortgage insurers Radian Group, The PMI Group, and MGIC Investment Corporation were among the top detractors from returns. These companies provide insurance to cover residential first mortgage loans and expand home ownership opportunities by enabling people to purchase homes with down payments of less than 20%.

Despite the dramatic decline in their prices in recent months, these stocks remained in the fund’s portfolio at the close of the fiscal year. Based on our analysis, these stocks represent an attractive long-term investment  opportunity. Although the companies will sustain losses as a result of mortgage defaults, we believe the decline in their book values — a measure of how much the companies are worth — will not be as severe as the decline in the stock prices would indicate. In addition to their attractively low stock prices, we believe these companies offer considerable future growth potential, especially as demand has risen for mortgage insurance in the aftermath of the foreclosure panic.

The fund’s investment in Countrywide Financial, one of the largest mortgage lenders in the United States, also was heavily affected by mortgage market conditions. Countrywide experienced sharp

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

declines in its home loan production, and the company’s banking division was hurt over a short time period as many customers, worried about the company’s future, made withdrawals. Although Countrywide’s stock price fell dramatically in the final months of the fiscal year, we believe it has the potential to recover. As with the stocks of mortgage insurers, we believe Countrywide’s stock price decline was overly severe. Additionally, because some less diversified and more aggressively positioned lenders have been forced to exit segments of the mortgage market, we see increased opportunity for Countrywide to capture greater market share in a part of the industry that may operate more rationally in the future.

Finally, one of the largest credit-card providers in the United States, Capital One Financial, also struggled. This stock declined due in part to concerns about the company’s acquisitions of Hibernia Bank and North Fork Bank in 2005 and 2006. Some investors were skeptical about the merits of the acquisitions, while others were concerned about Capital One’s ability to successfully integrate the banks. However, we believe they are likely to boost the firm’s growth prospects and reduce risks. We believe owning banks will likely improve the firm’s access to the capital it needs to fund its consumer lending business, a benefit that is particularly apparent in light of recent credit market problems.

Among the holdings that contributed positively to fund performance for the

Top holdings

This table shows the fund’s top holdings, excluding short-term securities, and the percentage of the fund’s net assets that each represented, as of 11/30/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Sector/Industry

Cisco Systems, Inc. (2.3%)	Technology/Communications equipment

Capital One Financial Corp. (2.3%)	Financial/Consumer finance

Goldman Sachs Group, Inc. (The) (2.2%)	Financial/Investment banking and brokerage

Bear Stearns Cos., Inc. (The) (1.8%)	Financial/Investment banking and brokerage

UnitedHealth Group, Inc. (1.8%)	Health care/Health-care services

Bank of America Corp. (1.7%)	Financial/Banking

CVS Caremark Corp. (1.6%)	Consumer staples/Retail

Apple Computer, Inc. (1.6%)	Technology/Computers

Aetna, Inc. (1.5%)	Health care/Health-care services

McGraw-Hill Cos., Inc. (The) (1.5%)	Consumer cyclicals/Publishing

period was the stock of Occidental Petroleum, an oil, gas, and chemical company. The company has had strong production growth, and in October it announced better-than-expected third-quarter earnings, due in large part to oil prices, which hit record highs during the period. Also benefiting from surging oil prices was Hess Corporation, a global energy company.

Another key contributor to performance was the stock of Apple, maker of Macintosh computers and the popular iPod digital media players. Apple’s stock price rose to record highs as investors gained confidence in the continued success of the iPod product line, the company’s ability to expand its share of the desktop and laptop computer market, and anticipated further success from the company’s new iPhone. At the close of the fund’s fiscal year, shares of Apple hit another record high after the company sold more than 2 million units of its Leopard operating system in the first weekend it was available. Despite Apple’s continued success, we believe investors still tend to underestimate the company’s future growth potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the close of the period, negative investor sentiment continued to weigh on the markets, and the short-term economic outlook remained uncertain. Although markets had stabilized somewhat in October, investors and markets remained jittery about the continued slump in housing, the related credit crunch, and their potential effects on the health of the economy.

Regardless of the direction the markets take in the months ahead, we will remain more focused on the long-term potential of individual companies than short-term developments in the economy. General themes at work in the market influence our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. With our bottom-up approach, we find that mispriced opportunities often cluster in particular market sectors or industry groups. Of course, our investment process also includes risk models and other tools that we continue to use to limit exposure to single stocks or areas of vulnerability.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 11/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.81%	9.36%	9.01%	9.01%	9.21%	9.21%	9.26%	8.99%	9.54%	9.86%

10 years	31.52	23.98	22.36	22.36	22.78	22.78	25.18	20.83	28.31	32.24
Annual average	2.78	2.17	2.04	2.04	2.07	2.07	2.27	1.91	2.52	2.83

5 years	58.89	49.75	53.09	51.09	53.14	53.14	55.03	49.60	57.05	59.76
Annual average	9.70	8.41	8.89	8.60	8.90	8.90	9.16	8.39	9.45	9.82

3 years	20.05	13.14	17.40	14.40	17.38	17.38	18.28	14.13	19.18	20.71
Annual average	6.28	4.20	5.49	4.59	5.49	5.49	5.76	4.50	6.02	6.48

1 year	–4.06	–9.58	–4.75	–9.51	–4.75	–5.70	–4.52	–7.86	–4.27	–3.82

6 months	–13.26	–18.24	–13.55	–17.87	–13.56	–14.43	–13.42	–16.46	–13.33	–13.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 11/30/07

		Lipper Multi-Cap
	Russell 3000	Core Funds
	Index	category average*

Annual average
(life of fund)	10.66%	10.38%

10 years	87.56	109.77
Annual average	6.49	7.22

5 years	79.80	79.47
Annual average	12.45	12.23

3 years	34.52	34.27
Annual average	10.39	10.22

1 year	7.05	8.23

6 months	–3.09	–2.02

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/07, there were 913, 856, 664, 494, 191, and 74 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 11/30/07

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP†	NAV	NAV	NAV	POP†	NAV	NAV

5/31/07	$24.81	$26.32	$23.18	$23.67	$23.69	$24.55	$24.60	$24.90

11/30/07	21.52	22.83	20.04	20.46	20.51	21.25	21.32	21.63

* The fund made no distributions during the period.

† Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.70%	9.25%	8.90%	8.90%	9.09%	9.09%	9.15%	8.88%	9.43%	9.75%

10 years	29.48	22.04	20.45	20.45	21.26	21.26	23.24	18.94	26.39	30.26
Annual average	2.62	2.01	1.88	1.88	1.95	1.95	2.11	1.75	2.37	2.68

5 years	67.18	57.61	61.12	59.12	61.04	61.04	63.20	57.52	65.21	68.19
Annual average	10.82	9.53	10.01	9.73	10.00	10.00	10.29	9.51	10.56	10.96

3 years	14.56	7.98	12.10	9.10	12.01	12.01	12.90	8.98	13.78	15.25
Annual average	4.64	2.59	3.88	2.95	3.85	3.85	4.13	2.91	4.40	4.84

1 year	–5.24	–10.70	–5.92	–10.29	–5.94	–6.82	–5.66	–8.95	–5.46	–5.00

6 months	–11.41	–16.49	–11.72	–15.82	–11.75	–12.57	–11.60	–14.71	–11.50	–11.27

Fund’s annual operating expenses
For the fiscal year ended 5/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from June 1, 2007, to November 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.30	$ 9.79	$ 9.79	$ 8.63	$ 7.47	$ 5.14

Ending value (after expenses)	$867.40	$864.50	$864.40	$865.80	$866.70	$868.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2007, use the calculation method below. To find the value of your investment on June 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.81	$ 10.58	$ 10.58	$ 9.32	$ 8.07	$ 5.55

Ending value (after expenses)	$1,018.25	$1,014.50	$1,014.50	$1,015.75	$1,017.00	$1,019.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Average annualized expense
ratio for Lipper peer group*	1.37%	2.12%	2.12%	1.87%	1.62%	1.12%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Capital Appreciation Fund	64%	95%	121%	111%	107%

Lipper Multi-Cap Core Funds
category average	77%	65%	69%	70%	72%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 11/30/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. James Wiess is the Portfolio Leader, and Richard Cervone and Joseph Joseph are Portfolio Members, of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2007, and November 30, 2006.

Trustee and Putnam employee fund ownership

As of November 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 272,000	$ 92,000,000

Putnam employees	$2,908,000	$770,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Richard Cervone is also a Portfolio Member of Putnam Investors Fund and Putnam Tax Smart Equity Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess, Richard Cervone, and Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

77th	29th	57th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 893, 656, and 476 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its strong longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Core Funds category for the 1-, 5-, and 10-year periods ended December 31, 2007, were 97%, 83%, and 93%, respectively. Over the 1-, 5-, and 10-year periods ended December 31, 2007, the fund ranked 849th out of 883, 417th out of 507, and 182nd out of 195 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/07 (Unaudited)

COMMON STOCKS (98.6%)*

	Shares	Value

Advertising and Marketing Services (1.3%)
Greenfield Online, Inc. †	3,639	$54,731
Omnicom Group, Inc.	132,900	6,478,875
		6,533,606

Aerospace and Defense (4.6%)
Boeing Co. (The)	51,900	4,802,826
General Dynamics Corp.	60,010	5,327,688
L-3 Communications Holdings, Inc.	23,900	2,644,535
Lockheed Martin Corp.	29,700	3,286,899
United Technologies Corp.	99,500	7,439,615
		23,501,563

Airlines (0.8%)
AMR Corp. †	80,500	1,704,990
Continental Airlines, Inc. Class B † (S)	16,198	455,974
ExpressJet Holdings, Inc. †	14,530	36,325
Midwest Express Holdings, Inc. †	11,276	175,680
UAL Corp. †	45,700	1,870,958
		4,243,927

Automotive (2.5%)
AutoZone, Inc. †	16,300	1,819,569
Harley-Davidson, Inc.	102,000	4,898,040
Johnson Controls, Inc.	133,500	5,155,770
Lear Corp. †	10,200	300,288
Tenneco Automotive, Inc. †	15,404	455,804
		12,629,471

Banking (2.7%)
Bank of America Corp.	188,900	8,713,957
Center Financial Corp.	578	7,109
City Bank	2,556	53,165
City Holding Co.	2,067	74,371
Corus Bankshares, Inc. #	6,556	62,216
FirstFed Financial Corp. †	2,851	99,842
Great Southern Bancorp, Inc.	231	5,135
Independent Bank Corp.	3,635	105,197
NBT Bancorp, Inc.	327	8,152
Republic Bancorp, Inc. Class A	743	12,074
S&T Bancorp, Inc.	813	26,040
Southwest Bancorp, Inc.	1,176	21,109
SVB Financial Group †	495	25,483
U.S. Bancorp	138,900	4,596,201
Wilmington Trust Corp.	2,916	104,160
		13,914,211

COMMON STOCKS (98.6%)* continued

	Shares	Value

Basic Materials (—%)
Foamex International, Inc. †	3,533	$12,719

Biotechnology (0.8%)
Albany Molecular Research, Inc. †	10,152	134,108
Applera Corp. — Applied Biosystems Group	74,575	2,547,482
Cubist Pharmaceuticals, Inc. †	6,432	136,616
Immunomedics, Inc. †	13,959	31,547
Invitrogen Corp. †	8,500	824,585
Quidel Corp. †	13,134	248,233
Savient Pharmaceuticals, Inc. †	6,021	84,655
		4,007,226

Broadcasting (0.4%)
CTC Media, Inc. (Russia) †	72,000	1,732,320
Sinclair Broadcast Group, Inc. Class A	10,308	106,688
		1,839,008

Building Materials (1.6%)
Apogee Enterprises, Inc.	7,700	171,094
Lennox International, Inc.	8,200	277,488
Sherwin-Williams Co. (The)	92,800	5,830,624
Trane, Inc.	50,900	1,868,539
		8,147,745

Chemicals (0.8%)
Arch Chemicals, Inc.	8,957	368,581
Cambrex Corp.	8,048	62,292
Eastman Chemical Co.	5,100	327,471
FMC Corp.	6,848	374,723
Georgia Gulf Corp.	1,484	11,041
Innospec, Inc. (United Kingdom)	528	9,272
Lubrizol Corp. (The)	37,100	2,379,594
NewMarket Corp.	5,319	285,418
OM Group, Inc. †	2,600	146,354
PolyOne Corp. †	2,705	16,960
Rockwood Holdings, Inc. †	9,700	326,696
		4,308,402

Commercial and Consumer Services (1.3%)
Bowne & Co., Inc.	10,593	191,310
Chemed Corp.	7,483	405,204
CPI Corp.	2,512	69,733
Deluxe Corp.	4,800	151,632
Dun & Bradstreet Corp. (The)	57,700	5,148,571
DynCorp International, Inc. Class A †	2,359	49,303
ICT Group, Inc. †	2,030	22,492
Landauer, Inc.	1,451	72,855
Spherion Corp. †	9,207	71,630
Tech Data Corp. †	14,852	558,584
		6,741,314

COMMON STOCKS (98.6%)* continued

	Shares	Value

Communications Equipment (2.7%)
Cisco Systems, Inc. †	420,100	$11,771,202
Comtech Telecommunications Corp. †	700	34,762
Corning, Inc.	94,900	2,305,121
		14,111,085

Computers (4.5%)
Actuate Corp. †	17,800	134,746
ANSYS, Inc. †	11,501	446,929
Apple Computer, Inc. † #	45,600	8,309,232
Brocade Communications Systems, Inc. †	141,078	1,028,459
Catapult Communications Corp. †	2,640	19,140
Dell, Inc. †	122,700	3,011,058
Emulex Corp. †	59,294	993,175
Hewlett-Packard Co.	116,000	5,934,560
Insight Enterprises, Inc. †	3,439	68,127
Jack Henry & Associates, Inc.	10,100	270,276
Magma Design Automation, Inc. †	10,656	142,364
Micros Systems, Inc. †	5,853	422,235
Network Appliance, Inc. † (S)	75,800	1,873,018
Progress Software Corp. †	5,356	169,410
Sigma Designs, Inc. †	1,100	71,522
SPSS, Inc. †	3,724	134,585
Trident Microsystems, Inc. † (S)	11,644	73,124
		23,101,960

Conglomerates (1.1%)
AMETEK, Inc.	5,900	259,600
Danaher Corp.	60,646	5,265,286
		5,524,886

Construction (0.1%)
Chicago Bridge & Iron Co., NV (Netherlands)	7,495	398,359
Perini Corp. †	3,100	164,889
		563,248

Consumer (0.5%)
Black & Decker Manufacturing Co.	23,500	1,942,275
CSS Industries, Inc.	3,344	132,356
Helen of Troy, Ltd. (Bermuda) †	17,800	322,714
Hooker Furniture Corp.	9,676	162,750
		2,560,095

Consumer Finance (2.7%)
AmeriCredit Corp. †	5,861	67,226
Asta Funding, Inc.	3,684	133,213
Capital One Financial Corp.	217,900	11,616,249
Countrywide Financial Corp.	202,127	2,187,014
World Acceptance Corp. †	4,069	128,458
		14,132,160

COMMON STOCKS (98.6%)* continued

	Shares	Value

Consumer Goods (0.1%)
Blyth Industries, Inc.	13,351	$262,614

Consumer Services (0.1%)
Labor Ready, Inc. † (S)	39,274	591,074
Visual Sciences, Inc. †	1,188	18,794
		609,868

Distribution (0.4%)
W.W. Grainger, Inc.	23,200	2,048,560

Electric Utilities (0.6%)
Edison International	45,100	2,524,698
UniSource Energy Corp. (S)	12,935	400,080
		2,924,778

Electrical Equipment (0.1%)
Hubbell, Inc. Class B	1,382	75,913
LoJack Corp. †	6,000	105,060
Rofin-Sinar Technologies, Inc. †	1,319	120,082
		301,055

Electronics (2.7%)
Amphenol Corp. Class A	94,800	4,109,580
Ansoft Corp. †	3,940	114,299
ASE Test, Ltd. (Taiwan) †	34,300	489,804
Cubic Corp.	3,100	122,388
Greatbatch, Inc. †	2,825	58,139
MEMC Electronic Materials, Inc. † (S)	41,200	3,196,296
Methode Electronics, Inc. Class A	7,963	95,954
Nam Tai Electronics, Inc. (Hong Kong)	10,327	123,924
NVIDIA Corp. †	83,550	2,635,167
Semtech Corp. †	8,400	128,184
Stoneridge, Inc. †	1,369	11,390
Synopsys, Inc. †	92,100	2,266,581
Technitrol, Inc.	2,819	75,465
TriQuint Semiconductor, Inc. †	25,509	151,268
TTM Technologies, Inc. †	3,016	36,463
Zoran Corp. †	6,498	141,786
		13,756,688

Energy (2.0%)
ENSCO International, Inc. (S)	37,000	1,992,450
Grey Wolf, Inc. †	53,625	272,415
Markwest Hydrocarbon, Inc.	396	24,275
NATCO Group, Inc. †	2,899	137,818
National-Oilwell Varco, Inc. †	40,400	2,753,260
Parker Drilling Co. †	74,019	529,236
Tidewater, Inc. (S)	35,750	1,747,818
Transocean, Inc.	16,696	2,292,194
Trico Marine Services, Inc. †	14,619	517,074
		10,266,540

COMMON STOCKS (98.6%)* continued

	Shares	Value

Energy (Other) (—%)
Verenium Corp. † (S)	624	$2,278

Financial (4.2%)
AMBAC Financial Group, Inc.	141,200	3,844,876
Asset Acceptance Capital Corp.	1,569	17,730
Assurant, Inc.	20,200	1,321,686
Fannie Mae	58,400	2,243,728
Freddie Mac	66,400	2,328,648
MBIA, Inc.	38,100	1,391,031
MGIC Investment Corp.	66,129	1,555,354
Moody’s Corp.	65,200	2,455,432
PMI Group, Inc. (The)	248,761	3,291,108
Radian Group, Inc.	300,160	3,403,814
		21,853,407

Food (—%)
Arden Group, Inc.	32	4,608

Forest Products and Packaging (0.1%)
Buckeye Technologies, Inc. †	4,879	69,672
Packaging Corp. of America	11,200	316,848
		386,520

Health Care Services (7.9%)
Aetna, Inc.	138,860	7,759,497
Alnylam Pharmaceuticals, Inc. †	1,173	38,263
Amedisys, Inc. †	3,200	136,512
AmerisourceBergen Corp.	46,800	2,123,316
CIGNA Corp.	46,500	2,492,865
Coventry Health Care, Inc. †	38,500	2,228,380
Express Scripts, Inc. †	59,124	4,005,651
Healthspring, Inc. †	7,100	134,190
Humana, Inc. †	34,700	2,672,941
Laboratory Corp. of America Holdings † (S)	28,400	2,063,828
Lincare Holdings, Inc. †	21,844	746,846
Medcath Corp. †	4,200	106,764
Medco Health Solutions, Inc. †	29,800	2,979,702
Molina Healthcare, Inc. †	1,820	68,232
Quest Diagnostics, Inc. (S)	59,600	3,281,576
UnitedHealth Group, Inc.	169,100	9,300,500
Warner Chilcott, Ltd. Class A (Bermuda) †	18,200	332,150
		40,471,213

Homebuilding (0.5%)
NVR, Inc. † (S)	4,941	2,430,972

Household Furniture and Appliances (0.4%)
American Woodmark Corp. (S)	6,352	123,038
Conn’s, Inc. †	363	6,570

COMMON STOCKS (98.6%)* continued

	Shares	Value

Household Furniture and Appliances continued
Select Comfort Corp. † (S)	37,629	$400,373
Whirlpool Corp.	20,000	1,619,200
		2,149,181

Insurance (6.5%)
American Financial Group, Inc.	1,956	57,154
American International Group, Inc.	131,600	7,649,908
American Physicians Capital, Inc.	5,389	226,122
Amerisafe, Inc. †	9,924	151,440
AON Corp.	58,500	2,923,245
Arch Capital Group, Ltd. (Bermuda) †	28,600	1,995,708
Aspen Insurance Holdings, Ltd. (Bermuda)	11,620	334,656
Axis Capital Holdings, Ltd. (Bermuda)	55,955	2,134,124
CNA Surety Corp. †	8,054	166,154
Delphi Financial Group Class A	6,990	268,696
EMC Insurance Group, Inc.	2,325	56,614
Endurance Specialty Holdings, Ltd. (Bermuda)	3,424	138,295
Everest Re Group, Ltd. (Barbados)	20,300	2,130,079
FBL Financial Group, Inc. Class A	396	14,680
First Mercury Financial Corp. †	2,005	42,546
FPIC Insurance Group, Inc. †	1,546	66,061
Genworth Financial, Inc. Class A	123,000	3,227,520
Hanover Insurance Group, Inc. (The)	2,055	92,681
Harleysville Group, Inc.	4,348	152,180
HCC Insurance Holdings, Inc.	80,594	2,477,460
Horace Mann Educators Corp.	1,711	33,467
IPC Holdings, Ltd. (Bermuda)	4,100	121,196
Midland Co. (The)	1,131	72,339
National Interstate Corp.	1,770	58,286
Odyssey Re Holdings Corp.	3,355	129,302
RenaissanceRe Holdings, Ltd. (Bermuda)	42,120	2,489,713
Safeco Corp.	36,300	2,094,873
Safety Insurance Group, Inc.	6,039	220,484
SeaBright Insurance Holdings, Inc. †	5,973	92,641
Selective Insurance Group	11,352	267,794
Stancorp Financial Group	6,217	323,844
W.R. Berkley Corp.	96,344	2,946,200
Zenith National Insurance Corp.	12,622	530,503
		33,685,965

Investment Banking/Brokerage (6.8%)
Affiliated Managers Group †	1,564	194,327
Bear Stearns Cos., Inc. (The)	94,600	9,431,620
Blackstone Group LP (The)	114,700	2,523,400
Franklin Resources, Inc.	49,500	6,097,410
Goldman Sachs Group, Inc. (The)	51,100	11,581,304
Lehman Brothers Holdings, Inc.	84,000	5,260,920
		35,088,981

COMMON STOCKS (98.6%)* continued

	Shares	Value

Leisure (0.2%)
Brunswick Corp. (S)	55,700	$1,135,723

Lodging/Tourism (0.5%)
Wyndham Worldwide Corp.	95,200	2,776,984

Machinery (1.9%)
AGCO Corp. †	2,600	179,244
Applied Industrial Technologies, Inc.	4,386	132,501
Cascade Corp.	5,246	316,491
Caterpillar, Inc.	25,300	1,819,070
Gardner Denver, Inc. †	49,700	1,645,567
Manitowoc Co., Inc. (The)	67,670	2,967,330
NACCO Industries, Inc. Class A	791	80,207
Parker-Hannifin Corp.	33,900	2,692,677
Regal-Beloit Corp.	2,738	128,905
		9,961,992

Manufacturing (1.5%)
EnPro Industries, Inc. †	5,000	153,000
ITT Corp.	105,100	6,772,644
Teleflex, Inc.	9,174	553,467
Thomas & Betts Corp. †	5,200	282,672
		7,761,783

Medical Technology (0.5%)
ArthroCare Corp. †	400	21,652
Edwards Lifesciences Corp. † (S)	4,865	240,574
Medtronic, Inc.	36,400	1,850,940
Mentor Corp.	7,166	269,370
		2,382,536

Metals (0.8%)
AK Steel Holding Corp. †	3,137	139,816
Freeport-McMoRan Copper & Gold, Inc. Class B	23,100	2,285,283
North American Galvanizing & Coatings, Inc. †	34,279	237,211
United States Steel Corp.	12,300	1,201,710
		3,864,020

Natural Gas Utilities (0.6%)
Atmos Energy Corp.	21,100	552,609
Energen Corp.	36,700	2,339,258
WGL Holdings, Inc.	8,300	274,232
		3,166,099

Office Equipment & Supplies (0.1%)
Ennis Inc.	12,400	227,664
Steelcase, Inc.	8,674	131,238
		358,902

COMMON STOCKS (98.6%)* continued

	Shares	Value

Oil & Gas (7.1%)
Apache Corp.	40,800	$3,949,032
Ashland, Inc.	32,200	1,585,528
Bois d’Arc Energy, Inc. †	4,784	93,766
Calumet Specialty Products Partners, LP	1,451	53,643
ConocoPhillips	80,800	6,467,232
Frontier Oil Corp.	46,600	2,059,720
Hess Corp.	63,700	4,536,714
Marathon Oil Corp.	63,400	3,544,060
Occidental Petroleum Corp.	78,500	5,476,945
Stone Energy Corp. †	3,300	149,160
Sunoco, Inc.	28,900	1,939,190
Tesoro Corp.	4,850	238,523
Valero Energy Corp.	48,700	3,168,909
XTO Energy, Inc.	50,800	3,140,456
		36,402,878

Pharmaceuticals (1.3%)
Alpharma, Inc. Class A †	18,304	384,384
Biovail Corp. (Canada)	28,733	439,328
Bradley Pharmaceuticals, Inc. †	13,708	269,911
Endo Pharmaceuticals Holdings, Inc. †	6,486	177,781
Forest Laboratories, Inc. †	54,700	2,108,685
King Pharmaceuticals, Inc. † (S)	176,825	1,872,577
Sciele Pharma, Inc. †	9,877	220,455
Watson Pharmaceuticals, Inc. †	45,947	1,346,707
		6,819,828

Publishing (1.9%)
Idearc, Inc.	51,100	966,812
McGraw-Hill Cos., Inc. (The) (S)	155,900	7,651,572
R. H. Donnelley Corp. †	28,800	1,279,296
		9,897,680

Railroads (0.5%)
Burlington Northern Santa Fe Corp.	33,800	2,822,976

Real Estate (2.5%)
Annaly Mortgage Management, Inc. (R)	14,600	251,266
Anthracite Capital, Inc. (R)	30,935	236,343
Ashford Hospitality Trust, Inc. (R)	20,227	156,557
CB Richard Ellis Group, Inc. Class A †	202,900	4,818,875
CBL & Associates Properties (R)	18,901	545,861
DiamondRock Hospitality Co. (R)	19,862	344,010
Entertainment Properties Trust (R)	1,373	73,167
FelCor Lodging Trust, Inc. (R)	6,792	118,928
First Industrial Realty Trust (R)	1,514	55,291
Gramercy Capital Corp. (R)	10,897	259,131
Hospitality Properties Trust (R)	70,059	2,559,956
Host Marriott Corp. (R)	89,300	1,713,667

COMMON STOCKS (98.6%)* continued

	Shares	Value

Real Estate continued
LTC Properties, Inc. (R)	6,377	$150,115
Medical Properties Trust, Inc. (R)	4,045	45,385
MFA Mortgage Investments, Inc. (R)	4,700	41,266
National Health Investors, Inc. (R)	10,760	305,799
National Retail Properties, Inc. (R)	17,928	439,057
Nationwide Health Properties, Inc. (R)	7,424	232,223
NorthStar Realty Finance Corp. (R)	22,155	203,161
Omega Healthcare Investors, Inc. (R)	19,142	309,526
Resource Capital Corp. (R)	30	287
		12,859,871

Regional Bells (—%)
Cincinnati Bell, Inc. †	14,685	69,901

Restaurants (0.5%)
Burger King Holdings, Inc.	101,200	2,661,560
Denny’s Corp. †	7,996	32,784
Domino’s Pizza, Inc.	5,924	82,107
		2,776,451

Retail (8.2%)
Aeropostale, Inc. † (S)	44,718	1,142,545
AnnTaylor Stores Corp. †	28,337	862,862
Best Buy Co., Inc. (S)	132,300	6,753,915
Big Lots, Inc. † (S)	43,800	817,746
Books-A-Million, Inc.	12,705	153,603
Brown Shoe Co., Inc.	5,630	95,541
Buckle, Inc. (The)	3,916	138,274
Cash America International, Inc.	1,331	47,889
Cato Corp. (The) Class A	24,925	375,371
CSK Auto Corp. †	9,753	95,092
CVS Caremark Corp.	208,800	8,370,792
Dollar Tree Stores, Inc. †	31,199	894,163
EZCORP, Inc. Class A †	15,507	194,768
Home Depot, Inc. (The) (S)	133,300	3,807,048
JC Penney Co., Inc. (Holding Co.)	58,400	2,576,608
Jos. A. Bank Clothiers, Inc. † (S)	3,900	100,971
Nash Finch Co.	2,969	105,964
NBTY, Inc. †	60,000	1,792,200
Nordstrom, Inc. (S)	111,200	3,729,648
PC Mall, Inc. †	6,819	74,123
Perry Ellis International, Inc. †	3,167	51,052
Staples, Inc.	201,800	4,782,660
Systemax, Inc. (S)	26,526	523,889
TJX Cos., Inc. (The)	82,500	2,420,550
Toro Co. (The)	14,294	795,461
USANA Health Sciences, Inc. † (S)	9,290	387,207
Wolverine World Wide, Inc.	37,907	938,956
		42,028,898

COMMON STOCKS (98.6%)* continued

	Shares	Value

Schools (0.1%)
Career Education Corp. †	25,173	$723,220

Semiconductor (—%)
Advanced Energy Industries, Inc. †	5,239	76,018
Brooks Automation, Inc. †	792	10,637
Photronics, Inc. †	2,442	25,128
		111,783

Shipping (0.3%)
Accuride Corp. †	23,360	177,302
Arkansas Best Corp.	5,280	120,384
Overseas Shipholding Group	17,242	1,234,527
		1,532,213

Software (3.0%)
Adobe Systems, Inc. †	62,000	2,612,680
Autodesk, Inc. †	50,300	2,368,627
BMC Software, Inc. †	8,200	271,256
Cadence Design Systems, Inc. †	98,100	1,628,460
Citrix Systems, Inc. †	6,500	240,370
MicroStrategy, Inc. †	13,004	1,311,453
Oracle Corp. †	330,800	6,675,544
Websense, Inc. †	9,902	161,799
		15,270,189

Staffing (—%)
Administaff, Inc.	1,810	59,151
Heidrick & Struggles International, Inc.	3,465	125,676
		184,827

Technology (0.1%)
Amkor Technologies, Inc. † (S)	37,782	311,324

Technology Services (3.6%)
Acxiom Corp. #	22,843	281,426
Asiainfo Holdings, Inc. (China) †	11,900	140,420
Blue Coat Systems, Inc. †	3,800	137,598
Cognizant Technology Solutions Corp. †	94,600	2,942,060
Computer Sciences Corp. †	37,900	2,001,878
COMSYS IT Partners, Inc. †	12,355	164,939
CSG Systems International, Inc. †	4,900	81,193
eBay, Inc. †	71,300	2,390,688
Electronic Data Systems Corp.	87,500	1,772,750
Factset Research Systems, Inc.	34,300	2,149,923
Google, Inc. Class A †	7,900	5,474,700
Harris Interactive, Inc. †	4,053	16,982
Pegasystems, Inc.	748	9,260
SonicWall, Inc. †	12,835	129,890
United Online, Inc.	55,526	835,111
		18,528,818

COMMON STOCKS (98.6%)* continued

	Shares	Value

Telecommunications (0.5%)
ADTRAN, Inc.	10,758	$233,341
CenturyTel, Inc.	26,120	1,113,495
j2 Global Communications, Inc. † (S)	46,785	1,137,810
USA Mobility, Inc. †	11,841	156,183
		2,640,829

Textiles (0.4%)
Kellwood Co.	2,897	43,426
Maidenform Brands, Inc. †	7,621	99,606
Mohawk Industries, Inc. † (S)	21,800	1,753,592
		1,896,624

Tire & Rubber (—%)
Cooper Tire & Rubber	1,300	19,994

Tobacco (0.5%)
Alliance One International, Inc. †	13,938	57,564
Loews Corp. — Carolina Group	29,000	2,579,550
Universal Corp.	2,515	135,005
		2,772,119

Toys (0.6%)
Hasbro, Inc.	109,189	3,032,178
Jakks Pacific, Inc. †	2,396	60,475
		3,092,653

Transportation Services (—%)
HUB Group, Inc. Class A †	5,068	132,173

Trucks & Parts (0.6%)
Autoliv, Inc. (Sweden)	20,716	1,209,813
Noble International, Ltd.	3,275	53,448
Standard Motor Products, Inc.	4,134	30,633
WABCO Holdings, Inc.	40,733	1,912,821
		3,206,715

Total common stocks (cost $510,541,331)		$507,625,857

SHORT-TERM INVESTMENTS (8.9%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 4.40% to 5.44%
and due dates ranging from December 3, 2007
to January 29, 2008 (d)	$37,691,275	$37,588,800
Putnam Prime Money Market Fund (e)	8,315,459	8,315,459

Total short-term investments (cost $45,904,259)		$45,904,259

TOTAL INVESTMENTS

Total investments (cost $556,445,590)		$553,530,116

* Percentages indicated are based on net assets of $514,929,175.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at November 30, 2007.

FUTURES CONTRACTS OUTSTANDING at 11/30/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	43	$3,231,480	Dec-07	$(31,808)
S&P 500 Index (Long)	2	741,850	Dec-07	20,620
S&P Mid Cap 400 Index E-Mini (Long)	27	2,243,020	Dec-07	12,940

Total				$ 1,752

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $36,369,811 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $548,130,131)	$545,214,657
Affiliated issuers (identified cost $8,315,459) (Note 5)	8,315,459

Cash	261,653

Dividends, interest and other receivables	698,988

Receivable for shares of the fund sold	134,300

Receivable for securities sold	2,917,860

Receivable for variation margin (Note 1)	4,006

Total assets	557,546,923

LIABILITIES

Payable for securities purchased	1,866,860

Payable for shares of the fund repurchased	1,136,140

Payable for compensation of Manager (Notes 2 and 5)	874,967

Payable for custodian fees (Note 2)	16,657

Payable for investor servicing fees (Note 2)	522,664

Payable for Trustee compensation and expenses (Note 2)	220,399

Payable for administrative services (Note 2)	3,208

Payable for distribution fees (Note 2)	250,107

Collateral on securities loaned, at value (Note 1)	37,588,800

Other accrued expenses	137,946

Total liabilities	42,617,748

Net assets	$514,929,175

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$486,715,386

Accumulated net investment loss (Note 1)	(269,036)

Accumulated net realized gain on investments (Note 1)	31,396,547

Net unrealized depreciation of investments	(2,913,722)

Total — Representing net assets applicable to capital shares outstanding	$514,929,175

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($436,265,527 divided by 20,268,622 shares)	$21.52

Offering price per class A share
(100/94.25 of $21.52)*†	$22.83

Net asset value and offering price per class B share
($59,171,962 divided by 2,953,163 shares)**	$20.04

Net asset value and offering price per class C share
($2,889,723 divided by 141,252 shares)**	$20.46

Net asset value and redemption price per class M share
($10,442,516 divided by 509,257 shares)	$20.51

Offering price per class M share
(100/96.50 of $20.51)*†	$21.25

Net asset value, offering price and redemption price per class R share
($218,353 divided by 10,242 shares)	$21.32

Net asset value, offering price and redemption price per class Y share
($5,941,094 divided by 274,620 shares)	$21.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Reflects a maximum front-end sales charge for class A and class M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,414) (Note 1)	$ 3,541,563

Interest (including interest income of $92,504
from investments in affiliated issuers) (Note 5)	94,224

Securities lending	173,092

Total investment income	3,808,879

EXPENSES

Compensation of Manager (Note 2)	1,841,647

Investor servicing fees (Note 2)	1,153,789

Custodian fees (Note 2)	3,368

Trustee compensation and expenses (Note 2)	17,023

Administrative services (Note 2)	11,591

Distribution fees — Class A (Note 2)	612,409

Distribution fees — Class B (Note 2)	344,410

Distribution fees — Class C (Note 2)	16,800

Distribution fees — Class M (Note 2)	44,940

Distribution fees — Class R (Note 2)	423

Other	158,288

Non-recurring costs (Notes 2 and 6)	247

Costs assumed by Manager (Notes 2 and 6)	(247)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(13,073)

Total expenses	4,191,615

Expense reduction (Note 2)	(18,235)

Net expenses	4,173,380

Net investment loss	(364,501)

Net realized gain on investments (Notes 1 and 3)	34,228,125

Net realized loss on futures contracts (Note 1)	(76,488)

Net unrealized depreciation of investments and futures contracts during the period	(117,786,513)

Net loss on investments	(83,634,876)

Net decrease in net assets resulting from operations	$ (83,999,377)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	11/30/07*	5/31/07

Operations:
Net investment loss	$ (364,501)	$ (845,270)

Net realized gain on investments	34,151,637	37,254,037

Net unrealized appreciation/(depreciation) of investments	(117,786,513)	81,402,295

Net increase (decrease) in net assets
resulting from operations	(83,999,377)	117,811,062

Redemption fees (Note 1)	490	1,154

Decrease from capital share transactions (Note 4)	(57,758,420)	(120,916,646)

Total decrease in net assets	(141,757,307)	(3,104,430)

NET ASSETS

Beginning of period	656,686,482	659,790,912

End of period (including accumulated net investment
loss of $269,036 and undistributed net investment
income of $95,465, respectively)	$ 514,929,175	$ 656,686,482

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
November 30, 2007**	$24.81	—(d,e)	(3.29)	(3.29)	—	—	—(e)	$21.52	(13.26)*	$436,266	.67*(d)	(.01)*(d)	54.36*
May 31, 2007	20.61	—(d,e)	4.20	4.20	—	—	—(e)	24.81	20.38	551,606	1.34(d)	(.02)(d)	64.37
May 31, 2006	18.45	.01(d,f)	2.21	2.22	(.06)	(.06)	—(e)	20.61	12.06	514,931	1.26(d,f)	.04(d,f)	94.76
May 31, 2005	16.55	.10(d,g)	1.82	1.92	(.02)	(.02)	—(e)	18.45	11.59	429,902	1.28(d)	.60(d,g)	121.26
May 31, 2004	14.24	(.01)(d)	2.32	2.31	—	—	—	16.55	16.22	416,249	1.23(d)	(.07)(d)	111.20
May 31, 2003	15.89	—(e)	(1.65)	(1.65)	—	—	—	14.24	(10.38)	495,165	1.22	.01	107.08

CLASS B
November 30, 2007**	$23.18	(.08)(d)	(3.06)	(3.14)	—	—	—(e)	$20.04	(13.55)*	$59,172	1.05*(d)	(.39)*(d)	54.36*
May 31, 2007	19.40	(.16)(d)	3.94	3.78	—	—	—(e)	23.18	19.48	80,183	2.09(d)	(.77)(d)	64.37
May 31, 2006	17.45	(.15)(d,f)	2.10	1.95	—	—	—(e)	19.40	11.18	120,192	2.01(d,f)	(.70)(d,f)	94.76
May 31, 2005	15.76	(.02)(d,g)	1.71	1.69	—	—	—(e)	17.45	10.72	267,369	2.03(d)	(.14)(d,g)	121.26
May 31, 2004	13.66	(.12)(d)	2.22	2.10	—	—	—	15.76	15.37	348,212	1.98(d)	(.82)(d)	111.20
May 31, 2003	15.35	(.09)	(1.60)	(1.69)	—	—	—	13.66	(11.01)	391,161	1.97	(.74)	107.08

CLASS C
November 30, 2007**	$23.67	(.08)(d)	(3.13)	(3.21)	—	—	—(e)	$20.46	(13.56)*	$2,890	1.05*(d)	(.39)*(d)	54.36*
May 31, 2007	19.81	(.16)(d)	4.02	3.86	—	—	—(e)	23.67	19.49	3,818	2.09(d)	(.77)(d)	64.37
May 31, 2006	17.81	(.14)(d,f)	2.14	2.00	—	—	—(e)	19.81	11.23	3,717	2.01(d,f)	(.71)(d,f)	94.76
May 31, 2005	16.09	(.03)(d,g)	1.75	1.72	—	—	—(e)	17.81	10.69	3,460	2.03(d)	(.15)(d,g)	121.26
May 31, 2004	13.94	(.12)(d)	2.27	2.15	—	—	—	16.09	15.42	3,547	1.98(d)	(.83)(d)	111.20
May 31, 2003	15.67	(.10)	(1.63)	(1.73)	—	—	—	13.94	(11.04)	2,993	1.97	(.74)	107.08

CLASS M
November 30, 2007**	$23.69	(.06)(d)	(3.12)	(3.18)	—	—	—(e)	$20.51	(13.42)*	$10,443	.92*(d)	(.26)*(d)	54.36*
May 31, 2007	19.78	(.11)(d)	4.02	3.91	—	—	—(e)	23.69	19.77	13,581	1.84(d)	(.52)(d)	64.37
May 31, 2006	17.74	(.09)(d,f)	2.13	2.04	—	—	—(e)	19.78	11.50	14,035	1.76(d,f)	(.46)(d,f)	94.76
May 31, 2005	15.98	.02(d,g)	1.74	1.76	—	—	—(e)	17.74	11.01	16,984	1.78(d)	.11(d,g)	121.26
May 31, 2004	13.82	(.09)(d)	2.25	2.16	—	—	—	15.98	15.63	19,280	1.73(d)	(.57)(d)	111.20
May 31, 2003	15.49	(.06)	(1.61)	(1.67)	—	—	—	13.82	(10.78)	24,702	1.72	(.49)	107.08

CLASS R
November 30, 2007**	$24.60	(.03)(d)	(3.25)	(3.28)	—	—	—(e)	$21.32	(13.33)*	$218	.80*(d)	(.14)*(d)	54.36*
May 31, 2007	20.49	(.06)(d)	4.17	4.11	—	—	—(e)	24.60	20.06	169	1.59(d)	(.25)(d)	64.37
May 31, 2006	18.38	(.02)(d,f)	2.18	2.16	(.05)	(.05)	—(e)	20.49	11.76	64	1.51(d,f)	(.24)(d,f)	94.76
May 31, 2005	16.54	.07(d,g)	1.80	1.87	(.03)	(.03)	—(e)	18.38	11.29	15	1.53(d)	.39(d,g)	121.26
May 31, 2004†	15.82	(.02)(d)	.74	.72	—	—	—	16.54	4.55*	8	.74*(d)	(.19)*(d)	111.20

CLASS Y
November 30, 2007**	$24.90	.03(d)	(3.30)	(3.27)	—	—	—(e)	$21.63	(13.13)*	$5,941	.55*(d)	.11*(d)	54.36*
May 31, 2007	20.63	.05(d)	4.22	4.27	—	—	—(e)	24.90	20.70	7,330	1.09(d)	.24(d)	64.37
May 31, 2006††	19.55	.05(d,f)	1.10	1.15	(.07)	(.07)	—(e)	20.63	5.90*	6,852	.66*(d,f)	.18*(d,f)	94.76

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to May 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to May 31, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

November 30, 2007	<0.01%

May 31, 2007	<0.01%

May 31, 2006	<0.01%

May 31, 2005	<0.01%

May 31, 2004	<0.01%

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended May 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.14%

Class B	0.02	0.12

Class C	0.02	0.14

Class M	0.02	0.13

Class R	0.03	0.18

Class Y	N/A	N/A

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Appreciation Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008, the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2007, the value of securities loaned amounted to $36,427,916. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $37,588,800 which is pooled with collateral of other Putnam funds into 54 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2007, the fund had a capital loss carryover of $1,985,524 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on May 31, 2011.

The aggregate identified cost on a tax basis is $557,017,305, resulting in gross unrealized appreciation and depreciation of $58,997,576 and $62,484,765, respectively, or net unrealized depreciation of $3,487,189.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next

$500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the six months ended November 30, 2007, Putnam Management waived $11,638 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the period ended November 30, 2007, Putnam Management has assumed $247 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the six months ended November 30, 2007, the fund incurred $1,153,990 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements For the six months ended November 30, 2007, the fund’s expenses were reduced by $18,235 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $6,982 and $197 from the sale of class A and class M shares, respectively, and received $37,006 and $52 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended November 30, 2007, Putnam Retail Management, acting as underwriter, received $42 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $314,469,602 and $372,684,443, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2007 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 11/30/07:

Shares sold	508,066	$11,756,616

Shares issued
in connection
with reinvestment
of distributions	—	—

	508,066	11,756,616

Shares
repurchased	(2,474,936)	(56,538,323)

Net decrease	(1,966,870)	$(44,781,707)

Year ended 5/31/07:

Shares sold	2,971,782	$63,377,262

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,971,782	63,377,262

Shares
repurchased	(5,725,579)	(125,735,458)

Net decrease	(2,753,797)	$(62,358,196)

CLASS B	Shares	Amount

Six months ended 11/30/07:

Shares sold	89,618	$1,933,178

Shares issued
in connection
with reinvestment
of distributions	—	—

	89,618	1,933,178

Shares
repurchased	(595,541)	(12,712,432)

Net decrease	(505,923)	$(10,779,254)

Year ended 5/31/07:

Shares sold	337,403	$6,917,437

Shares issued
in connection
with reinvestment
of distributions	—	—

	337,403	6,917,437

Shares
repurchased	(3,074,398)	(61,264,852)

Net decrease	(2,736,995)	$(54,347,415)

CLASS C	Shares	Amount

Six months ended 11/30/07:

Shares sold	4,943	$107,763

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,943	107,763

Shares
repurchased	(25,007)	(538,764)

Net decrease	(20,064)	$(431,001)

Year ended 5/31/07:

Shares sold	38,781	$813,202

Shares issued
in connection
with reinvestment
of distributions	—	—

	38,781	813,202

Shares
repurchased	(65,119)	(1,382,637)

Net decrease	(26,338)	$(569,435)

CLASS M	Shares	Amount

Six months ended 11/30/07:

Shares sold	9,413	$207,538

Shares issued
in connection
with reinvestment
of distributions	—	—

	9,413	207,538

Shares
repurchased	(73,369)	(1,598,832)

Net decrease	(63,956)	$(1,391,294)

Year ended 5/31/07:

Shares sold	32,770	$698,949

Shares issued
in connection
with reinvestment
of distributions	—	—

	32,770	698,949

Shares
repurchased	(169,203)	(3,566,227)

Net decrease	(136,433)	$(2,867,278)

CLASS R	Shares	Amount

Six months ended 11/30/07:

Shares sold	5,398	$122,256

Shares issued
in connection
with reinvestment
of distributions	—	—

	5,398	122,256

Shares
repurchased	(2,036)	(46,702)

Net increase	3,362	$75,554

Year ended 5/31/07:

Shares sold	3,900	$86,946

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,900	86,946

Shares
repurchased	(156)	(3,534)

Net increase	3,744	$83,412

CLASS Y	Shares	Amount

Six months ended 11/30/07:

Shares sold	4,970	$114,167

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,970	114,167

Shares
repurchased	(24,699)	(564,885)

Net decrease	(19,729)	$(450,718)

Year ended 5/31/07:

Shares sold	24,606	$549,486

Shares issued
in connection
with reinvestment
of distributions	—	—

	24,606	549,486

Shares
repurchased	(62,337)	(1,407,220)

Net decrease	(37,731)	$(857,734)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended November 30, 2007, management fees paid were reduced by $1,435 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $92,504 for the period ended November 30, 2007. During the period ended November 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $55,635,869 and $56,624,943, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the

“Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended November 30, 2007. The other Putnam mutual funds in this group are Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Morgan Stanley and Company, Goldman Sachs, Bear Stearns & Company, and UBS Warburg. Commissions paid to these firms together represented approximately 57% of the total brokerage commissions paid for the year ended November 30, 2007.

Commissions paid to the next 10 firms together represented approximately 27% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, JPMorgan Clearing, Lehman Brothers, Needham & Company, Raymond James, RBC Capital Markets, Robert W. Baird, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA002 249708 1/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Capital Appreciation Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2008